________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 13, 2011

          THE CATO CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

   Delaware                                        1-31340                                        56-0484485

                       (State or Other Jurisdiction             (Commission                                  (IRS Employer

                       of Incorporation)                            File Number)                                  Identification No.)

8100 Denmark Road, Charlotte, NC                                                            28273-5975

                 (Address of Principal Executive Offices)                                                          (Zip Code)

(704) 554-8510

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On July 13, 2011, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Cato Corporation (the “Company”) adopted The Cato Corporation Deferred Compensation Plan, effective as of July 28, 2011 (the “Plan”), under which eligible associates (currently those considered highly compensated with compensation in excess of $110,000), and non-employee directors of the Company (“Participants”) may defer receipt of a portion of their compensation.  The Plan is intended to provide Participants a comparable level of retirement benefits to those provided to other participants in the Company’s 401(k) plan who are not affected by the limitations set forth under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended.

Eligible employees may defer up to 50% of their salaries and up to 100% of their bonuses.  Eligible directors may defer up to 100% of their directors’ fees.  Participants will be vested at all times in the amounts credited to their accounts under the Plan.  The Plan is administered by a committee (the “Plan Committee”) designated by either the Compensation Committee or, if authorized by the Compensation Committee, the Company’s Chief Executive Officer.

                The Plan is an “unfunded” plan for state and federal tax purposes, and Participants have the rights of unsecured creditors of the Company with regard to their Plan accounts.  The Company does not intend to contribute to the Plan or match, in whole or in part, Participant deferrals to the Plan.

                Participants may elect to receive distributions of their accounts, subject to Section 409A of the Internal Revenue Code of 1986, as amended, and the limitations set forth in the Plan, either in a lump sum or in installments, upon (i) the Participant’s separation from service with the Company, (ii) a date specified by the Participant, or (iii) the Participant experiencing an unforeseeable emergency, as defined in the Plan.  In the event of a Participant’s death, his or her designated beneficiary will be entitled to receive the balance of such Participant’s Plan account.

                The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                             Description

10.1                                                         The Cato Corporation Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    THE CATO CORPORATION

July 19, 2011	/s/ John P. D. Cato
Date	John P. D. Cato Chairman, President and Chief Executive Officer

July 19, 2011	/s/ John R. Howe
Date	John R. Howe Executive Vice President Chief Financial Officer